UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

COMMONWEALTH REIT

(Name of the Registrant as Specified In Its Charter)

CORVEX MANAGEMENT LP

KEITH MEISTER

RELATED FUND MANAGEMENT, LLC

RELATED REAL ESTATE RECOVERY FUND GP-A, LLC

RELATED REAL ESTATE RECOVERY FUND GP, L.P.

RELATED REAL ESTATE RECOVERY FUND, L.P.

RRERF ACQUISITION, LLC

JEFF T. BLAU

RICHARD O’TOOLE

DAVID R. JOHNSON

JAMES CORL

EDWARD GLICKMAN

PETER LINNEMAN

JIM LOZIER

KENNETH SHEA

EGI-CW HOLDINGS, L.L.C.

DAVID HELFAND

SAMUEL ZELL

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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The following presentation was delivered today to Institutional Shareholder Services:

The Choice Is Clear Presentation to CWH Shareholders February 18, 2014

Introduction
Sam Zell & David Helfand Have Joined Corvex/Related’s Slate of Nominees
Mr. Zell is willing to serve as Chairman of the Board, if so appointed by the new Board
– Mr. Zell is the current Chairman of Equity Residential, Equity LifeStyle Properties,
Covanta Holding Corporation and Anixter International Inc. and the former Chairman of
Equity Office Properties Trust (formerly the largest REIT in the U.S.)
Mr. Helfand is willing to serve as CommonWealth’s CEO, if so appointed by the new Board
– Mr. Helfand is Co-President of EGI and has previously served as Executive Vice
President and Chief Investment Officer of Equity Office Properties Trust and President
and CEO of Equity LifeStyle Properties
Mr. Zell and Mr. Helfand bring exceptional investment, real estate and public company credentials to an already highly qualified slate of nominees
(1)
Mr. Zell and Mr. Helfand plan to bring to the Company their highly qualified and experienced management team to execute on a value-driven strategy and utilize their expertise in turning around underperforming assets
(1) Detailed biographies are included in the Appendix
Sam Zell is recognized as a founding father of today’s public real estate industry after creating three of the most successful REITs in history: Equity
Office Properties Trust (“EOP”), Equity Residential (“EQR”), and Equity
LifeStyle Properties (“ELS”)

The Choice Is Clear
CommonWealth Shareholders Have a Choice Between Two Paths
The Portnoys’ path of conflicted external management, value destruction, and the absence of accountability, with which CWH shareholders are all too familiar
OR
Sam Zell’s path of aligned internal management and accountability that fosters the incentives critical in building a successful company focused on the long-
term creation of shareholder value
CWH has underperformed for years due to a severe misalignment of interests in an external management structure through which the Portnoys effectively control CWH despite owning virtually no stock, with the fees they pay themselves through RMR being their only meaningful economic interest in the Company
Not surprisingly, CWH's stock generated a cumulative total return of a mere 7% over a nearly
16-year span
(1)
during which time CWH paid RMR approximately $800 million
(2)
in fees
In glaring contrast, Sam Zell's track record speaks for itself: Mr. Zell created 3 of the most successful REITs in history
As evidenced in the chart on the following page, we believe Mr. Zell's chairmanship of EOP,
EQR, ELS has unquestionably maximized value for shareholders over the same 16-year period in which CWH generated 7% returns
We believe the choice could not be more clear
(1) From 7/7/1997 (the earliest date on which the Zell-chaired REITs and CWH were  all public) to  2/25/2013 (the last trading day before Corvex and Related filed their initial 13-D).
(2) 2013 RMR fees reflected annualized YTD 9/30/2013 figures.  Q3 2013 RMR fees include fees paid by SIR to make the figure comparable to historically disclosed figures.

Total return
Cumulative RMR Fees (millions)

RELATED CORVEX

The Choice Is Clear:  Value Creation
Sam Zell’s Unrivaled Track Record for Value Creation
Total Return Performance – Zell-Chaired REITs vs. CWH vs. RMR Fees
(1) Total returns through February 25, 2013, the day prior to Related and Corvex’s initial 13-D filing.
(2) 2013 RMR fees reflected annualized YTD 9/30/2013 figures.  Q3 2013 RMR fees include fees paid by SIR to make the figure comparable to historically disclosed figures.
Sources: Company filings, SNL
(1) (2)
Cumulative total returns
Zell-Chaired REITs CWH Variance Timeframe
EOP 368% 103% (265%) 7/7/1997 - 2/9/2007
EQR 422% 7% (415%) 7/7/1997 - 2/25/2013
ELS 574% 7% (567%) 7/7/1997 - 2/25/2013

($100)
$0
$100
$200
$300
$400
$500
$600
$700
$800
(100%)
0%
100%
200%
300%
400%
500%
600%
700%
800%
1997 2000 2003 2006 2009 2012
CWH EOP EQR ELS Cumulative RMR
Fees
EOP:
368%
CWH: 7%
EQR:
422%
ELS:
574%
Cumulative RMR fees since
1997: $791 million
(2)

The Choice Is Clear:  Alignment of Interests & Accountability
Board & Management Focused on Increasing Shareholder Value
Sam Zell and David Helfand fully support efforts to maximize value at CommonWealth for all shareholders and see an attractive opportunity at CommonWealth uniquely suited to their expertise in leading public real estate companies and in turning around underperforming assets.
Their philosophy includes:
A core operating principle of aligning interests between company leadership and shareholders
A conviction that an internal management structure promotes incentives to build successful companies for the long-run creation of shareholder value, while external management structures are suboptimal given inherent conflicts of interest
A belief that shareholders deserve good governance, transparency and accountability from company leadership
A belief that a public company’s fiduciary responsibility to its shareholders is paramount
Led by Sam Zell, our highly qualified nominees offer shareholders a choice to elect an accountable and properly aligned board charged with being their advocate

The Choice Is Clear:  Good Governance
With Good Governance Shareholders Will Always Have A Choice
“We are concerned about any attempts to preclude shareholder rights, and our companies are free of such impediments.”
-Sam Zell, Corvex/Related Press Release, February 11, 2014
With good corporate governance, shareholders will be able to hold their board and managers accountable without having to spend exorbitant sums litigating for the right to do so – if shareholders disapprove of our slate’s performance, they can simply nominate to replace them at the next Annual Meeting
The core governance principles below are necessary underpinnings to  good governance:
Annual elections for all Trustees beginning at the 2014 Annual Meeting (no staggered board)
–
Plurality vote for contested elections
A conventional notification process for trustee nominations and other important Company
–
i.e., elimination of unreasonably burdensome ownership/holding period requirements and other procedural roadblocks
No changes to these provisions without a shareholder vote
business

The Choice Is Clear:  Highly Qualified Independent Board
There Is No Comparison
Note: SNH: Senior Housing, HPT: Hospitality Properties Trust, SIR: Select Income REIT, GOV: Government Properties Income Trust
The Portnoy Board Zell-Chaired Slate of Nominees
Barry Portnoy Sam Zell
Managing Trustee,
CWH, SNH, HPT, SIR, GOV
Majority Owner, Chairman, RMR
Managing Director,
Five Star Quality Care, Inc.,
Managing Director,
TravelCenters of America LLC
Chairman, Equity Residential
Chairman, Equity LifeStyle Properties
Founder and Chairman, Equity Group Investments
Chairman, Equity International
Chairman, Covanta Holding Corporation
Chairman, Anixter International
Former Chairman, Equity Office Properties Trust
Adam Portnoy David Helfand
Managing Trustee,
CWH, SNH, HPT, SIR, GOV
Minority Owner, Director, CEO, President, RMR
Co-President, Equity Group Investments
Founder, President, Helix Funds
Former CEO, American Residential Communities
Former CIO, Equity Office Properties Trust
Former Managing Director, Equity International
Former President, CEO, Equity Lifestyle Properties
(all managed by RMR)
(all managed by RMR)

The Choice Is Clear:  Highly Qualified Independent Board
There Is No Comparison (cont.)
The Portnoy Board (cont.) Zell-Chaired Slate of Nominees (cont.)
Ronald Artinian Jim Corl
Trustee, Reserve Funds
Trustee, First Real Estate investment Trust of New Jersey
Managing Director/Head of Real Estate, Siguler Guff &
Company
Former CIO, Cohen & Steers, Inc.
William Lamkin Edward Glickman
Partner, Ackrell Capital
Trustee, HPT, SIR
Exec. Director, Center for Real Estate Finance Research,
NYU Stern School of Business
Clinical Professor of Finance, NYU Stern School of Business
Executive Chairman, FG Asset Management US
Senior Advisor, Econsult Solutions, Inc.
Ann Logan Peter Linneman
Former Director, PHH Corporation
Former Chief Credit Officer, Fannie Mae
Emeritus Albert Sussman Professor of Real Estate, Wharton
School of Business
Principal, Linneman Associates
Principal, American Land Funds
Joseph Morea Jim Lozier
Former Vice Chairman, Managing Director, RBC Capital
Markets-US Equity Markets
Co-founder and former CEO, Archon Group L.P. (wholly
owned subsidiary of Goldman Sachs)
Fred Zeytoonjian Kenneth Shea
Founder, Former Chairman & CEO, Turf Products, LLC
Trustee of SNH
President, Coastal Capital Management LLC
Former Sr. Managing Director, Bear, Stearns Investment
Banking
Note: SNH: Senior Housing, HPT: Hospitality Properties Trust, SIR: Select Income REIT.
(both managed by RMR)
(managed by RMR)

The Choice Is Clear
Timeline and Path
The Panel set forth the following procedures for the new consent solicitation:
Request for a record date must have been submitted by February 16, 2014
– Corvex and Related submitted a formal request for a record date on February 14,
2014
CWH must establish a record date that falls within 10 business days of the record date request
– On February 10, 2014, CWH announced a record date of February 18, 2014, conditioned on their receipt of the record date request that Corvex and Related have now delivered
In accordance with the Arbitration Panel’s interim award our consent solicitation will be completed no later than March 20, 2014
The Company will have 5 business days to certify the results of the solicitation
If the consent solicitation to remove all the Trustees is successful, the officers of CWH must promptly call a special meeting of shareholders to elect new Trustees to the Board
The date of the special meeting must be within 10 to 60 calendar days of the date of notice of such meeting

10 Appendix

Highly Qualified Nominees
Truly Independent Slate
Chairman, Founder, Equity Group Investments (“EGI”)
Chairman, Founder, Equity International
Mr. Zell maintains substantial interests in and serves as Chairman of four public companies, two of which are REITs - Equity
Residential (NYSE: EQR), the largest multifamily REIT, and Equity LifeStyle Properties (NYSE: ELS), the largest manufactured home community REIT. He is also Chairman of Covanta Holding Corporation (NYSE: CVA), an international leader in converting waste to energy, and Anixter International (NYSE: AXE), a global supplier of communications and security products.
Mr. Zell also serves as Chairman of two private investment firms, Equity Group Investments, which he founded over 40 years ago, and Equity International. While EGI’s roots are in real estate, the firm’s investments today span industries and continents, and include interests in real estate, energy, logistics, transportation, media, and health care, among others.
Equity International, which Mr. Zell founded in 1999, is a private investment firm focused on building real estate-related businesses in international emerging markets.
Mr. Zell is a member of the President’s Advisory Board at the University of Michigan, and with the combined efforts of the
University of Michigan Business School, established the Zell/Lurie Entrepreneurial Center. He is also a long-standing supporter of the University of Pennsylvania Wharton Real Estate Center, and has endowed the Samuel Zell/Robert Lurie
Real Estate Center at Wharton. Mr. Zell also endowed the Northwestern University Center for Risk Management. Mr. Zell
holds a BA and a JD from the University of Michigan.
Sam Zell – Candidate for Chairman of CommonWealth
Chairman, Equity Residential, Equity LifeStyle Properties, Covanta Holding Corporation, Anixter International Inc.

Highly Qualified Nominees
Truly Independent Slate (cont.)
David Helfand – Candidate for CEO of CommonWealth
Co-President, Equity Group Investments (“EGI”)
Mr. Helfand is currently Co-President of EGI where he oversees all aspects of the firm. He began working with Sam Zell more than 25 years ago, and has worked with him in a variety of capacities since then.
Prior to rejoining EGI in 2012, Mr. Helfand was Founder and President of Helix Funds, where he oversaw the acquisition, management and disposition of more than $2.2 billion of real estate assets. While at Helix, he also served as Chief Executive
Officer for American Residential Communities, a Helix portfolio company.
Before founding Helix, Mr. Helfand served as Executive Vice President and Chief Investment Officer for Equity Office Properties
Trust, the largest REIT in the U.S. at the time, where he led approximately $12 billion of mergers and acquisitions activity. Prior to Equity Office, Mr. Helfand served as a Managing Director and participated in the formation of Equity International. He also held the role of President and Chief Executive Officer at Equity LifeStyle Properties, and served as Chairman of the board’s audit committee. His earlier career included investment activity in a variety of asset classes, including retail, office, parking and multifamily.
Mr. Helfand holds an MBA from the University of Chicago Graduate School of Business, and a BA from Northwestern University.
He serves as a member of the Board of Trustees and Executive Committee of National Louis University, as a Director of the
Ann & Robert H. Lurie Children’s Hospital of Chicago, on the Executive Committee of the Zell/Lurie Real Estate Center at the
Wharton School, and on the Board of Visitors at the Weinberg College of Arts and Sciences at Northwestern University.

Highly Qualified Nominees
Truly Independent Slate (cont.)
James Corl
Managing Director and Head of Real Estate, Siguler Guff & Company
James Corl has been a Managing Director at Siguler Guff & Company since 2009, and is the Head of Real Estate. Mr. Corl oversees the
Firm’s real estate investment activities, setting investment strategy, designing and constructing the portfolio, identifying potential investments, and negotiating investment terms and conditions. Prior to joining Siguler Guff, Mr. Corl spent 13 years in the REIT investment industry, most recently as Chief Investment Officer for all of the real estate activities of Cohen & Steers, Inc., a leading investor in global real estate securities. While at Cohen & Steers, Inc., Mr. Corl was directly responsible for over $30 billion of client assets invested in mutual funds and institutional separate accounts around the world. As an Associate with the Real Estate Investment Banking group at Credit Suisse First Boston, Mr. Corl was involved in acquiring portfolios of non-performing loans and distressed real estate assets for CSFB’s Praedium Real Estate Recovery Fund, as well as restructuring troubled real estate companies as publicly traded
REITs.
Edward Glickman
Executive Director, Center for Real Estate Finance Research, New York University Stern School of Business
Clinical Professor of Finance, New York University Stern School of Business
Executive Chairman, FG Asset Management US
Senior Advisor, Econsult Solutions, Inc.
Edward Glickman is the Executive Director of the Center for Real Estate Finance Research and Clinical Professor of Finance at New York
University Stern School of Business, and has been a Professor at the Stern School of Business since 2006. Mr. Glickman is also currently the Executive Chairman of FG Asset Management US, an alternative asset manager serving Korean investors, and is a Senior Advisor for
Econsult Solutions, Inc., an econometric consulting firm. From 2004 to 2012 Mr. Glickman served as President and Chief Operating
Officer of the Pennsylvania Real Estate Investment Trust, where he oversaw all operating functions and was a member of its Board of
Trustees. Mr. Glickman has more than 30 years of experience in the real estate and financial services industry having been previously employed by The Rubin Organization, Presidential Realty Corporation, Shearson Lehman Brothers and Smith Barney. Mr. Glickman is a
Fellow of the Royal Institute of Chartered Surveyors, a Certified Treasury Professional and a Registered Securities Principal.

Highly Qualified Nominees
Truly Independent Slate (cont.)
Peter Linneman
Emeritus Albert Sussman Professor of Real Estate, University of Pennsylvania, Wharton School of Business
Principal, Linneman Associates
Principal, American Land Funds
From 1979 to 2011, Dr. Linneman was a Professor of Real Estate, Finance and Public Policy at the University of Pennsylvania, Wharton
School of Business and is currently an Emeritus Albert Sussman Professor of Real Estate there. Dr. Linneman is currently a principal of
Linneman Associates, a real estate advisory firm, and a principal of American Land Funds, a private real estate acquisition fund. For more than 35 years he has advised leading corporations and served on over 20 public and private boards, including serving as Chairman of
Rockefeller Center Properties, where he led the successful restructuring and sale of Rockefeller Center in the mid-1990s. Dr. Linneman has won accolades from around the world, including PREA’s prestigious Graaskamp Award for Real Estate Research, Wharton’s Zell-
Lurie Real Estate Center’s Lifetime Achievement Award, Realty Stock Magazine’s Special Achievement Award, and has been named
“One of the 25 Most Influential People in Real Estate” by Realtor Magazine and was included in The New York Observer’s “100 Most
Powerful People in New York Real Estate.”
Jim Lozier
Co-founder and former CEO, Archon Group L.P.
Jim Lozier served as co-founder and CEO of Archon Group L.P. from its formation in 1996 until 2012. Archon, a wholly owned subsidiary of Goldman Sachs, is a diversified international real estate services and advisory company that under Mr. Lozier’s leadership managed
36,000 assets with a gross value of approximately $59 billion and over 8,500 employees in offices located in Washington D.C., Los
Angeles, Dallas, Boston, Asia and Europe. Prior to the formation of Archon, Mr. Lozier was an employee of the J.E. Robert Company and was responsible for managing the Goldman Sachs/J.E. Robert joint venture for two years. Mr. Lozier directed the acquisition efforts of the joint venture between GS and JER from 1991-1995. Jim has served on the Board of Directors of Dallas CASA (Court Appointed Special
Advocates for Children) since 1999, and currently is on the Executive Committee and is heading CASA’s capital campaign.

Highly Qualified Nominees
Truly Independent Slate (cont.)
Kenneth Shea
President, Coastal Capital Management LLC
Kenneth Shea is the President of Coastal Capital Management LLC, an affiliate of Coastal Development, LLC, a New York-based privately-held developer of resort destinations, luxury hotels and casino gaming facilities. Prior to joining Coastal in September 2009, from
July 2008 to August 2009, Mr. Shea was a Managing Director for Icahn Capital LP, where Mr. Shea had responsibility for principal investments in the gaming and leisure industries. From 1996 to 2008, Mr. Shea was employed by Bear, Stearns & Co., Inc., where he was a Senior Managing Director and global head of the Gaming and Leisure investment banking department. At Bear, Stearns, Mr. Shea played an active role on over $55 billion of M&A and capital raising transactions for many of the leading public companies in the gaming and leisure sector including Harrah’s Entertainment, Inc., Station Casinos Inc., Penn National Gaming Inc., Las Vegas Sands Corp., Wynn
Resorts Ltd., and Carnival Corp. Mr. Shea currently serves on the board of directors of CVR Refining, LP.

Disclaimer
This presentation does not constitute either an offer to sell or a solicitation of an offer to buy any interest in any fund associated with Corvex Management LP
(“Corvex”) or Related Fund Management, LLC (“Related”).  Any such offer would only be made at the time a qualified offeree receives a confidential offering memorandum and related subscription documentation.
The information in this presentation is based on publicly available information about CommonWealth REIT (the “Company”). This document includes certain forward-
looking statements, estimates and projections prepared with respect to, among other things, general economic and market conditions, changes in management, changes in the composition of the Company’s Board of Trustees, actions of the Company and its subsidiaries or competitors, and the ability to implement business strategies and plans and pursue business opportunities.  Such forward-looking statements, estimates, and projections reflect various assumptions concerning anticipated results that are inherently subject to significant uncertainties and contingencies and have been included solely for illustrative purposes, including those risks and uncertainties detailed in the continuous disclosure and other filings of the Company, copies of which are available on the U.S. Securities and Exchange
Commission website at www.sec.gov/edgar.  No representations, express or implied, are made as to the accuracy or completeness of such forward-looking statements, estimates or projections or with respect to any other materials herein.  Corvex and Related may buy, sell, cover or otherwise change the form of their investment in the Company for any reason at any time, without notice, and there can be no assurances that they will take any of the actions described in this document.  Corvex and Related disclaim any duty to provide any updates or changes to the analyses contained in this document, except as may be required by law.
Shareholders and others should conduct their own independent investigation and analysis of the Company.  Except where otherwise indicated, the information in this document speaks only as of the date set forth on the cover page.  Permission to quote third party reports in this presentation has
Additional Information Regarding the Solicitation
Corvex Management LP and Related Fund Management, LLC have filed a definitive solicitation statement with the Securities and Exchange Commission (the
“SEC”) to (1) solicit consents to remove the entire board of trustees of CommonWealth REIT (the “Removal Proposal”), and (2) elect a slate of new trustees at a special meeting of shareholders that must be promptly called in the event that the Removal Proposal is successful. Investors and security holders are urged to read the definitive solicitation statement and other relevant documents because they contain important information regarding the solicitation.
The definitive solicitation statement and all other relevant documents are available, free of charge, on the SEC’s website at www.sec.gov.
The following persons are participants in connection with the solicitation of CommonWealth REIT shareholders: Corvex Management LP, Keith Meister, Related
Fund Management, LLC, Related Real Estate Recovery Fund GP-A, LLC, Related Real Estate Recovery Fund GP, L.P., Related Real Estate Recovery Fund, L.P.,
RRERF Acquisition, LLC, Jeff T. Blau, Richard O’Toole, David R. Johnson, James Corl, Edward Glickman, Peter Linneman, Jim Lozier, Kenneth Shea, EGI-CW
Holdings, L.L.C., David Helfand and Samuel Zell. Information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, to the extent applicable, is available in the definitive solicitation statement filed with the SEC on January 28, 2014 and Supplement been neither sought nor obtained.
No. 1 thereto filed on February 13, 2014.